UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 4, 2023
____________________
TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
TransUnion (the “Company”) held its Annual Meeting of Stockholders on May 4, 2023 (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	Election of eleven directors to serve a one-year term expiring at the 2024 Annual Meeting.
2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
3.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.
The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2023 Proxy Statement (the “Proxy Statement”).
Proposal 1: Election of Directors
The following nominees were elected to the Board of Directors for a one-year term expiring at the 2024 Annual Meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
George M. Awad	175,374,185	294,748	66,993	4,538,108
William P. (Billy) Bosworth	174,777,338	923,178	35,410	4,538,108
Christopher A. Cartwright	175,410,095	304,813	21,018	4,538,108
Suzanne P. Clark	175,436,634	271,648	27,644	4,538,108
Hamidou Dia	175,484,659	215,819	35,448	4,538,108
Russell P. Fradin	163,362,976	12,337,692	35,258	4,538,108
Charles E. Gottdiener	175,044,896	665,105	25,925	4,538,108
Pamela A. Joseph	173,191,047	2,520,420	24,459	4,538,108
Thomas L. Monahan, III	173,313,784	2,363,301	58,841	4,538,108
Ravi Kumar Singisetti	169,086,389	6,614,468	35,069	4,538,108
Linda K. Zukauckas	175,521,220	189,867	24,839	4,538,108
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved as follows:

FOR	AGAINST	ABSTAIN
179,324,284	453,603	496,147
Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
167,712,004	7,543,837	480,085	4,538,108

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 9, 2023	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer